                                                           EXHIBIT 20.10

                         UCFC Acceptance Corporation
                  Home Equity Loan Pass-Through Certificates
                          Series 1996-C1 and 1996-C2

                       Statement To Certificateholders

-------------------------------------------------------------------------------------------------------

Distribution Date:             October 15, 1996
-------------------------------------------------------------------------------------------------------
LOAN GROUP 1 PRINCIPAL BALANCE:                                                         281,793,679.07
TOTAL PRINCIPAL:                                                                            438,847.40
PREPAYMENTS:                                                                                315,035.24
NET LIQUIDATION PROCEEDS:                                                                         0.00
TOTAL INTEREST:                                                                           2,821,926.53

LOAN GROUP 2 PRINCIPAL BALANCE:                                                         175,138,741.58
TOTAL PRINCIPAL:                                                                            177,610.18
PREPAYMENTS:                                                                                126,152.85
NET LIQUIDATION PROCEEDS:                                                                         0.00
TOTAL INTEREST:                                                                           1,485,865.40

SUBSTITUTION AMOUNTS GROUP 1:                                                                     0.00
LOAN PURCHASE PRICES GROUP 1:                                                                     0.00

SUBSTITUTION AMOUNTS GROUP 2:                                                                     0.00
LOAN PURCHASE PRICES GROUP 2:                                                                     0.00

RESERVE ACCOUNT BALANCE:                                                                 12,894,875.81

SPECIFIED RESERVE ACCOUNT REQUIREMENT:                                                   31,250,000.00

CUMULATIVE RESERVE ACCOUNT WITHDRAWALS AS OF THE CURRENT PAYMENT DATE:                            0.00

SUBORDINATED AMOUNT AS OF THE CURRENT PAYMENT DATE:                                      85,000,000.00

GROUP 1 INSURED PAYMENT RELATING TO THE CURRENT PAYMENT DATE:                                     0.00
GROUP 2 INSURED PAYMENT RELATING TO THE CURRENT PAYMENT DATE:                                     0.00


SERVICING FEES DUE GROUP 1:                                                                 117,596.88
SERVICING FEES DUE GROUP 2:                                                                  73,048.48

GUARANTEE FEES DUE GROUP 1:                                                                 660,658.12
GUARANTEE FEES DUE GROUP 2:                                                                 271,751.75
-------------------------------------------------------------------------------------------------------
                                                                  COPYRIGHT 1996 Bankers Trust Company

                                    Page 24

                         UCFC Acceptance Corporation
                  Home Equity Loan Pass-Through Certificates
                          Series 1996-C1 and 1996-C2

                       Statement To Certificateholders

-------------------------------------------------------------------------------------------------------

Distribution Date:             October 15, 1996
-------------------------------------------------------------------------------------------------------

GROUP 1 REALIZED LOSSES FOR THE RELATED REMITTANCE PERIOD:                                        0.00
GROUP 1 CUMULATIVE REALIZED LOSSES AS OF THE CURRENT PAYMENT DATE:                                0.00

GROUP 2 REALIZED LOSSES FOR THE RELATED REMITTANCE PERIOD:                                        0.00
GROUP 2 CUMULATIVE REALIZED LOSSES AS OF THE CURRENT PAYMENT DATE:                                0.00

CLASS A-1 LIBOR RATE FOR THE REALTED ACCRUAL PERIOD:                                            5.5475%

CLASS A-7 LIBOR RATE FOR THE RELATED ACCRUAL PERIOD:                                            5.4375%
-------------------------------------------------------------------------------------------------------
DELINQUENT AND                                                                                LOANS
FORECLOSURE LOAN                30 TO 59           60 TO 89          90 AND OVER               IN
INFORMATION                       DAYS               DAYS               DAYS               FORECLOSURE
-------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE - GROUP 1         0.00               0.00                 0.00                  0.00
NUMBER OF LOANS                        0                  0                    0                     0
-------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE - GROUP 2         0.00               0.00                 0.00                  0.00
NUMBER OF LOANS                        0                  0                    0                     0
-------------------------------------------------------------------------------------------------------
AGGREGATE PRINCIPAL  BALANCE        0.00               0.00                 0.00                  0.00
AGGREGATE NUMBER OF LOANS              0                  0                    0                     0
Note: Quantity and Principal Balance of Foreclosures are Included in the Delinquency Figures.
-------------------------------------------------------------------------------------------------------

LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                             0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                     0.00

LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                             1
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                48,000.00

REO LOANS - GROUP 1:                                                                                 0
PRINCIPAL BALANCE OF REO LOANS - GROUP 1:                                                         0.00

REO LOANS - GROUP 2:                                                                                 0
PRINCIPAL BALANCE OF REO LOANS - GROUP 2:                                                         0.00


BOOK VALUE OF REO PROPERTY, IF AVAILABLE:                                                         0.00
REO PROCEEDS:                                                                                     0.00

REO PROPERTY MATTERS:                                                         (SEE ATTACHMENTS, IF ANY)

OTHER FORECLOSURE INFORMATION:                                                (SEE ATTACHMENTS, IF ANY)

-------------------------------------------------------------------------------------------------------
                                                                  COPYRIGHT 1996 Bankers Trust Company

                                    Page 25

                         UCFC Acceptance Corporation
                  Home Equity Loan Pass-Through Certificates
                          Series 1996-C1 and 1996-C2

                       Statement To Certificateholders

-------------------------------------------------------------------------------------------------------

Distribution Date:             October 15, 1996
-------------------------------------------------------------------------------------------------------


CLASS A-1 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-2 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-3 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-4 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-5 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-6 INTEREST SHORTFALL AMOUNT:                                                              0.00
CLASS A-7 INTEREST SHORTFALL AMOUNT:                                                              0.00



CLASS A-1 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-2 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-3 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-4 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-5 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-6 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00
CLASS A-7 PRINCIPAL SHORTFALL AMOUNT:                                                             0.00



CLASS A-1 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                                                   0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                                                   0.00




-------------------------------------------------------------------------------------------------------
                                                                  COPYRIGHT 1996 Bankers Trust Company

                                    Page 26